First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

H
Pool Data

Deal Ticker:

Pool Summary
Total Issue Balance (USD)	409,863,870
Original Mortgage Pool Balance (USD)	410,426,254
Current Mortgage Pool Balance (USD)	409,863,870
Total Number of Loans	2,001
Average Loan Balance (USD)	204,830
1st lien (%age)	93.8%
2nd lien (%age)	6.3%
WA FICO	629
- Minimum FICO	500
- Maximum FICO	810
WA LTV	80.4%
- Minimum LTV	18.4%
- Maximum LTV	100.0%
WA DTI	40.0%
- Minimum DTI	1.8%
- Maximum DTI	54.9%
WA Age (Months)	3
WA Remaining Term (Months)	348
North California (% of Pool)	10.4%
South California (% of Pool)	25.2%

North California
% of State	29.21
WA FICO	632
- Minimum FICO	500
- Maximum FICO	797
WA LTV	78.93
- Minimum LTV	18.39
- Maximum LTV	100
Highest Zip-Code Density (% of State)	0.92
Zip-Code with Highest Density	95758

South California
% of State	70.79
WA FICO	639
Minimum FICO	500
Maximum FICO	794
WA LTV	79.4
Minimum LTV	22.22
Maximum LTV	100
Highest Zip-Code Density (% of State)	1.27
Zip-Code with Highest Density	90745

Classification	Total	Check
Mortgage Type	409,863,870	✓
Loan-to-Value	409,863,870	✓
FICO	409,863,870	✓
Purpose	409,863,870	✓
Occupancy	409,863,870	✓
Loan Balance	409,863,870	✓
Property Type	409,863,870	✓
Documentation Type	409,863,870	✓
Fixed Period	409,863,870	✓
Geographic Distribution	409,863,870	✓

Per Annum Fees
Servicer Fees (bps)	0.53
Average Cost of Carry per Annum

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	83.80%	640	75,609,883	18.4%
Adjustable Rate Mortgage	79.04%	605	172,027,087	42.0%
Option ARMs	0.00%	—	—	0.0%
Interest Only Mortgage	80.33%	648	162,226,901	39.6%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	18.39%	618	79,852	0.0%
20.01-25.00	22.85%	609	399,329	0.1%
25.01-30.00	28.09%	600	508,281	0.1%
30.01-35.00	32.73%	597	860,930	0.2%
35.01-40.00	38.15%	578	1,124,067	0.3%
40.01-45.00	43.02%	600	1,855,819	0.5%
45.01-50.00	48.14%	630	3,732,615	0.9%
50.01-55.00	52.85%	590	4,329,836	1.1%
55.01-60.00	57.93%	579	7,792,724	1.9%
60.01-65.00	63.45%	587	12,769,800	3.1%
65.01-70.00	68.83%	599	25,274,877	6.2%
70.01-75.00	74.19%	597	34,799,355	8.5%
75.01-80.00	79.80%	645	177,226,651	43.2%
80.01-85.00	84.37%	606	41,776,188	10.2%
85.01-90.00	89.77%	629	51,202,678	12.5%
90.01-95.00	94.60%	642	14,215,665	3.5%
95.01-100.00	99.86%	656	31,915,204	7.8%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0.00%	—	—	0.0%
341 - 360	0.00%	—	—	0.0%
361 - 380	0.00%	—	—	0.0%
381 - 400	0.00%	—	—	0.0%
401 - 420	0.00%	—	—	0.0%
421 - 440	0.00%	—	—	0.0%
441 - 460	0.00%	—	—	0.0%
461 - 480	0.00%	—	—	0.0%
481 - 500	69.92%	500	575,344	0.1%
501 - 520	73.11%	510	12,424,606	3.0%
521 - 540	71.28%	530	16,717,014	4.1%
541 - 560	74.51%	550	20,685,022	5.0%
561 - 580	77.80%	570	27,786,012	6.8%
581 - 600	81.19%	590	46,208,588	11.3%
601 - 620	80.29%	611	55,761,829	13.6%
621 - 640	81.54%	630	58,635,584	14.3%
641 - 660	82.24%	650	62,221,972	15.2%
661 - 680	83.04%	669	40,970,762	10.0%
681 - 700	83.18%	690	21,721,238	5.3%
701 - 720	80.21%	710	17,358,789	4.2%
721 - 740	82.09%	731	14,111,493	3.4%
741 - 760	84.36%	750	8,649,970	2.1%
761 - 780	83.95%	770	3,809,675	0.9%
781 - 800	82.38%	790	1,940,855	0.5%
801 - 820	85.75%	804	285,117	0.1%
> 820	0.00%	—	—	0.0%
Unknown	0.00%	—	—	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0.00%	—	—	0.0%
20.01-25.00	0.00%	—	—	0.0%
25.01-30.00	0.00%	—	—	0.0%
30.01-35.00	0.00%	—	—	0.0%
35.01-40.00	0.00%	—	—	0.0%
40.01-45.00	0.00%	—	—	0.0%
45.01-50.00	0.00%	—	—	0.0%
50.01-55.00	0.00%	—	—	0.0%
55.01-60.00	0.00%	—	—	0.0%
60.01-65.00	0.00%	—	—	0.0%
65.01-70.00	0.00%	—	—	0.0%
70.01-75.00	0.00%	—	—	0.0%
75.01-80.00	0.00%	—	—	0.0%
80.01-85.00	0.00%	—	—	0.0%
85.01-90.00	0.00%	—	—	0.0%
90.01-95.00	0.00%	—	—	0.0%
95.01-100.00	0.00%	—	—	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	83.94%	661	151,091,914	36.9%
Cash-Out/Refinancing	78.22%	609	241,737,678	59.0%
Refinancing	80.55%	620	17,034,278	4.2%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	80.40%	627	388,557,865	94.8%
Investment	80.88%	657	21,306,005	5.2%
2nd Home	0.00%	—	—	0.0%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	81.86%	624	114,011,354	27.8%
<$400,000	79.32%	630	212,715,119	51.9%
<$600,000	81.60%	635	77,369,586	18.9%
>$600,000	77.10%	604	5,767,810	1.4%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	80.01%	626	314,230,587	76.7%
PUD	82.44%	628	37,053,053	9.0%
CND	82.19%	653	21,199,877	5.2%
2-4 Family	81.10%	638	36,389,976	8.9%
Townhome	75.50%	623	990,376	0.2%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	79.93%	618	168,970,049	41.2%
Stated	80.80%	638	220,895,756	53.9%
Reduced	81.57%	620	18,167,548	4.4%
None	69.51%	594	1,830,516	0.4%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0.00%	—	—	0.0%
>12 and </= 36	79.73%	625	324,437,733	79.2%
>36 and </= 60	77.65%	661	7,509,403	1.8%
>60	83.60%	641	77,916,734	19.0%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AZ	82.32%	634	8,954,896	2.2%
AR	78.51%	585	274,572	0.1%
CA	79.26%	637	146,054,231	35.6%
CO	83.14%	622	2,607,758	0.6%
CT	80.04%	585	5,058,637	1.2%
DE	82.30%	565	806,751	0.2%
FL	83.69%	621	22,609,766	5.5%
GA	86.41%	641	1,910,882	0.5%
ID	82.48%	645	949,516	0.2%
IL	85.78%	644	1,395,711	0.3%
IN	88.53%	641	1,414,366	0.3%
IA	80.91%	583	1,209,794	0.3%
KS	80.00%	709	313,327	0.1%
KY	70.00%	620	83,764	0.0%
LA	88.18%	631	582,647	0.1%
MD	81.95%	644	12,286,192	3.0%
MA	77.98%	608	3,729,531	0.9%
MI	84.83%	626	1,806,623	0.4%
MN	84.60%	666	1,577,968	0.4%
MO	88.33%	595	1,585,185	0.4%
NV	81.93%	622	12,276,918	3.0%
NJ	78.35%	614	36,132,385	8.8%
NM	85.24%	642	399,060	0.1%
NY	80.22%	629	99,350,822	24.2%
NC	81.19%	620	6,280,911	1.5%
OH	89.99%	613	1,430,353	0.3%
OR	84.20%	628	3,174,581	0.8%
PA	84.03%	624	7,604,832	1.9%
RI	80.21%	620	698,580	0.2%
SC	90.73%	676	1,126,703	0.3%
TN	90.09%	612	797,462	0.2%
TX	88.36%	619	550,709	0.1%
UT	83.22%	614	2,313,265	0.6%
VA	78.01%	601	9,983,601	2.4%
WA	80.93%	633	8,235,476	2.0%
WI	82.26%	627	4,296,096	1.0%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.